SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 27, 2003

                                TRUDY CORPORATION

                                 353 Main Avenue
                           Norwalk, Connecticut 06851

                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765

                            Telephone: (203) 846-2274
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Item 5.  Other Events.

The Registrant announced on June 25, 2003 that its subsidiary, Studio Mouse, LLC, signed a publishing license with Disney Publishing Worldwide.

(c) Exhibits.

           99.1. Press release of the Registrant, dated June 25, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRUDY CORPORATION

Date: June 27, 2003                      By: /s/ WILLIAM W. BURNHAM
                                            ------------------------------------
                                            William W. Burnham,
                                            Chief Executive Officer and
                                            Acting Chief Financial Officer
                                            of the Company


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